                                  EXHIBIT 99.4

[LOGO] POPULAR                 PRELIMINARY SAMPLE                         [LOGO]
       ABS, INC.(SM)           POPULAR ABS 2005-5                         FBR(R)


                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

POPULAR ABS 2005-5                                36 MONTH PREPAY TERMS; GROUP I
FRIEDMAN BILLINGS RAMSEY
================================================================================

------------------------------------------------------------------------------------------------------
                                                                          Weighted
                                                               Weighted    Average
                                            Current    Pct by   Average     Stated  Weighted  Weighted
                                # of      Principal      Curr     Gross  Remaining   Average   Average
Current Principal Balance ($)  Loans        Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                   4     165,966.81      0.19     8.975        228     55.55       600
50,000.01 - 100,000.00           142  11,182,301.94     12.49     7.788        340     84.53       630
100,000.01 - 150,000.00          152  19,069,055.13     21.30     7.441        342     85.09       634
150,000.01 - 200,000.00          133  23,229,848.26     25.94     7.114        340     85.52       649
200,000.01 - 250,000.00           53  11,891,203.47     13.28     6.918        340     85.15       656
250,000.01 - 300,000.00           29   7,796,976.67      8.71     7.032        346     90.30       663
300,000.01 - 350,000.00           15   4,742,381.46      5.30     6.993        338     87.77       648
350,000.01 - 400,000.00           12   4,534,188.24      5.06     6.876        358     84.78       657
400,000.01 - 450,000.00            3   1,241,431.33      1.39     7.039        358     89.78       690
450,000.01 - 500,000.00            8   3,830,046.78      4.28     7.327        336     87.08       662
550,000.01 - 600,000.00            2   1,139,431.53      1.27     7.365        359     87.36       635
700,000.01 - 750,000.00            1     712,500.00      0.80     8.125        360     95.00       613
------------------------------------------------------------------------------------------------------
Total:                           554  89,535,331.62    100.00     7.239        342     85.92       646
------------------------------------------------------------------------------------------------------
Min: $29,795.55
Max: $712,500.00
Average: $161,616.12
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                          Weighted
                                                               Weighted    Average
                                            Current    Pct by   Average     Stated  Weighted  Weighted
                                # of      Principal      Curr     Gross  Remaining   Average   Average
Current Gross Rate             Loans        Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
------------------------------------------------------------------------------------------------------
5.000 - 5.499                      1     160,642.75      0.18     5.440        358     70.00       642
5.500 - 5.999                     21   4,314,469.55      4.82     5.875        304     76.34       673
6.000 - 6.499                     57   9,817,698.30     10.97     6.307        321     84.31       679
6.500 - 6.999                    148  28,393,280.64     31.71     6.791        347     86.15       669
7.000 - 7.499                     99  15,704,466.71     17.54     7.282        342     87.84       641
7.500 - 7.999                    121  16,910,178.20     18.89     7.744        348     86.52       627
8.000 - 8.499                     50   7,785,503.73      8.70     8.254        357     87.03       617
8.500 - 8.999                     43   5,363,684.64      5.99     8.754        342     87.00       578
9.000 - 9.499                      6     413,742.80      0.46     9.228        337     84.67       610
9.500 - 9.999                      4     409,837.24      0.46     9.649        299     89.65       574
10.500 - 10.999                    3     200,245.90      0.22    10.813        330     79.26       624
11.500 - 11.999                    1      61,581.16      0.07    11.700        359     70.00       569
------------------------------------------------------------------------------------------------------
Total:                           554  89,535,331.62    100.00     7.239        342     85.92       646
------------------------------------------------------------------------------------------------------
Min: 5.440
Max: 11.700
Weighted Average: 7.239
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 1 of 6

POPULAR ABS 2005-5                                36 MONTH PREPAY TERMS; GROUP I
FRIEDMAN BILLINGS RAMSEY
===============================================================================

------------------------------------------------------------------------------------------------------
                                                                          Weighted
                                                               Weighted    Average
                                            Current    Pct by   Average     Stated  Weighted  Weighted
                                # of      Principal      Curr     Gross  Remaining   Average   Average
FICO                           Loans        Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
------------------------------------------------------------------------------------------------------
500 - 524                         18   2,736,603.07      3.06     8.260        350     75.97       511
525 - 549                         18   2,707,351.10      3.02     8.246        356     79.58       538
550 - 574                         26   3,172,228.85      3.54     8.116        351     79.33       566
575 - 599                         55   7,564,502.29      8.45     7.492        349     80.44       590
600 - 624                         83  13,943,738.27     15.57     7.385        339     84.11       613
625 - 649                         97  13,944,439.23     15.57     7.218        335     85.26       637
650 - 674                        115  19,085,402.21     21.32     7.151        343     87.80       660
675 - 699                         63  11,729,118.86     13.10     6.941        337     87.81       686
700 - 724                         36   7,091,647.72      7.92     6.841        344     92.47       712
725 - 749                         26   4,772,270.82      5.33     6.670        349     92.66       735
750 - 774                         14   2,394,240.49      2.67     6.817        335     89.10       762
775 - 799                          3     393,788.71      0.44     6.641        309     79.00       791
------------------------------------------------------------------------------------------------------
Total:                           554  89,535,331.62    100.00     7.239        342     85.92       646
------------------------------------------------------------------------------------------------------
Min: 501
Max: 796
NZ Weighted Average:646
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                          Weighted
                                                               Weighted    Average
                                            Current    Pct by   Average     Stated  Weighted  Weighted
                                # of      Principal      Curr     Gross  Remaining   Average   Average
Original LTV                   Loans        Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
------------------------------------------------------------------------------------------------------
0.00 - 49.99                       8     892,991.87      1.00     7.072        339     43.21       616
50.00 - 54.99                      2     309,654.81      0.35     6.511        237     51.48       578
55.00 - 59.99                      4     707,399.55      0.79     6.485        354     57.73       648
60.00 - 64.99                      9   1,407,243.91      1.57     7.010        358     62.25       601
65.00 - 69.99                     15   2,220,681.22      2.48     6.825        327     67.46       613
70.00 - 74.99                     24   3,629,304.79      4.05     7.222        338     71.46       609
75.00 - 79.99                     36   6,254,250.89      6.99     7.213        345     77.41       619
80.00 - 80.00                    164  25,042,069.63     27.97     7.060        344     80.00       644
80.01 - 84.99                     20   3,655,901.04      4.08     7.567        348     83.48       626
85.00 - 89.99                     51   8,130,916.66      9.08     7.494        343     85.93       641
90.00 - 94.99                     66   9,152,524.98     10.22     7.576        335     90.57       636
95.00 - 99.99                     43   8,876,058.84      9.91     7.087        329     96.33       675
100.00 >=                        112  19,256,333.43     21.51     7.335        349    100.00       673
------------------------------------------------------------------------------------------------------
Total:                           554  89,535,331.62    100.00     7.239        342     85.92       646
------------------------------------------------------------------------------------------------------
Min: 31.25
Max: 100.00
Weighted Average: 85.92
% > 80: 54.81
% > 90: 33.39
% > 95: 25.38
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 2 of 6

POPULAR ABS 2005-5                                36 MONTH PREPAY TERMS; GROUP I
FRIEDMAN BILLINGS RAMSEY
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                                        Weighted      Average
                                                     Current     Pct by  Average       Stated    Weighted    Weighted
                                      # of         Principal       Curr    Gross    Remaining     Average     Average
Original Term (months)               Loans           Balance   Prin Bal   Coupon         Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
120                                      3        299,671.96       0.33    7.552          118       90.65         671
180                                     47      6,885,405.07       7.69    6.772          178       84.14         654
240                                      6      1,209,316.06       1.35    7.413          239       90.19         640
300                                      1        153,674.18       0.17    7.990          298      100.00         674
360                                    497     80,987,264.35      90.45    7.274          358       85.97         646
---------------------------------------------------------------------------------------------------------------------
Total:                                 554     89,535,331.62     100.00    7.239          342       85.92         646
---------------------------------------------------------------------------------------------------------------------
Min: 120
Max: 360
Weighted Average: 344
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                                        Weighted      Average
                                                     Current     Pct by  Average       Stated    Weighted    Weighted
                                      # of         Principal       Curr    Gross    Remaining     Average     Average
Stated Remaining Term (months)       Loans           Balance   Prin Bal   Coupon         Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
61 - 120                                 3        299,671.96       0.33    7.552          118       90.65         671
121 - 180                               47      6,885,405.07       7.69    6.772          178       84.14         654
181 - 240                                6      1,209,316.06       1.35    7.413          239       90.19         640
241 - 300                                1        153,674.18       0.17    7.990          298      100.00         674
301 - 360                              497     80,987,264.35      90.45    7.274          358       85.97         646
---------------------------------------------------------------------------------------------------------------------
Total:                                 554     89,535,331.62     100.00    7.239          342       85.92         646
---------------------------------------------------------------------------------------------------------------------
Min: 117
Max: 360
Weighted Average: 342
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                                        Weighted      Average
                                                     Current     Pct by  Average       Stated    Weighted    Weighted
FRM                                   # of         Principal       Curr    Gross    Remaining     Average     Average
ARM                                  Loans           Balance   Prin Bal   Coupon         Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
Fixed Rate                             554     89,535,331.62     100.00    7.239          342       85.92         646
---------------------------------------------------------------------------------------------------------------------
Total:                                 554     89,535,331.62     100.00    7.239          342       85.92         646
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                                        Weighted      Average
                                                     Current     Pct by  Average       Stated    Weighted    Weighted
                                      # of         Principal       Curr    Gross    Remaining     Average     Average
Product                              Loans           Balance   Prin Bal   Coupon         Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
Balloon 30/15                           19      3,131,933.26       3.50    6.371          178       81.96         663
Balloon 30/15 60mo IO                    9      1,759,439.98       1.97    6.626          178       87.53         660
Fixed 10 yr                              3        299,671.96       0.33    7.552          118       90.65         671
Fixed 15 yr                             16      1,721,981.83       1.92    7.660          177       84.38         629
Fixed 15 yr - 60mo IO                    3        272,050.00       0.30    6.695          179       85.83         670
Fixed 20 yr                              5        879,316.06       0.98    7.572          239       86.50         625
Fixed 20 yr - 60mo IO                    1        330,000.00       0.37    6.990          239      100.00         681
Fixed 25 yr                              1        153,674.18       0.17    7.990          298      100.00         674
Fixed 30 yr                            446     70,311,894.99      78.53    7.329          358       85.55         643
Fixed 30 yr - 60mo IO                   51     10,675,369.36      11.92    6.906          359       88.69         664
---------------------------------------------------------------------------------------------------------------------
Total:                                 554     89,535,331.62     100.00    7.239          342       85.92         646
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 3 of 6

POPULAR ABS 2005-5                                36 MONTH PREPAY TERMS; GROUP I
FRIEDMAN BILLINGS RAMSEY
================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                                                                   Weighted      Average
                                                             Current      Pct by    Average       Stated     Weighted Weighted
                                               # of        Principal        Curr      Gross    Remaining      Average  Average
Prepayment Penalty Original Term (months)     Loans          Balance    Prin Bal     Coupon         Term     Orig LTV     FICO
------------------------------------------------------------------------------------------------------------------------------
36                                              554    89,535,331.62      100.00      7.239          342        85.92      646
------------------------------------------------------------------------------------------------------------------------------
Total:                                          554    89,535,331.62      100.00      7.239          342        85.92      646
------------------------------------------------------------------------------------------------------------------------------
Loans with Penalty: 100.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                                                                   Weighted      Average
                                                             Current      Pct by    Average       Stated     Weighted Weighted
                                               # of        Principal        Curr      Gross    Remaining      Average  Average
Lien                                          Loans          Balance    Prin Bal     Coupon         Term     Orig LTV     FICO
------------------------------------------------------------------------------------------------------------------------------
First Lien                                      554    89,535,331.62      100.00      7.239          342        85.92      646
------------------------------------------------------------------------------------------------------------------------------
Total:                                          554    89,535,331.62      100.00      7.239          342        85.92      646
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                                                                   Weighted      Average
                                                             Current      Pct by    Average       Stated     Weighted Weighted
                                               # of        Principal        Curr      Gross    Remaining      Average  Average
Documentation Type                            Loans          Balance    Prin Bal     Coupon         Term     Orig LTV     FICO
------------------------------------------------------------------------------------------------------------------------------
Full Doc                                        426    65,673,107.47       73.35      7.228          339        87.93      643
SI                                              127    23,149,724.15       25.86      7.244          351        79.94      657
Alt Doc                                           1       712,500.00        0.80      8.125          360        95.00      613
------------------------------------------------------------------------------------------------------------------------------
Total:                                          554    89,535,331.62      100.00      7.239          342        85.92      646
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                                                                   Weighted      Average
                                                             Current      Pct by    Average       Stated     Weighted Weighted
                                               # of        Principal        Curr      Gross    Remaining      Average  Average
Loan Purpose                                  Loans          Balance    Prin Bal     Coupon         Term     Orig LTV     FICO
------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                               406    66,203,201.89       73.94      7.244          340        86.05      643
Purchase                                        100    16,166,034.91       18.06      7.316          349        84.65      654
Rate/Term Refinance                              48     7,166,094.82        8.00      7.017          346        87.63      664
------------------------------------------------------------------------------------------------------------------------------
Total:                                          554    89,535,331.62      100.00      7.239          342        85.92      646
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                                                                   Weighted      Average
                                                             Current      Pct by    Average       Stated     Weighted Weighted
                                               # of        Principal        Curr      Gross    Remaining      Average  Average
Property Type                                 Loans          Balance    Prin Bal     Coupon         Term     Orig LTV     FICO
------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                          510    82,512,279.56       92.16      7.217          341        86.13      647
Duplex                                           24     3,981,892.15        4.45      7.505          343        82.53      634
Condominium                                      16     2,272,582.02        2.54      7.635          357        82.91      642
Triplex                                           2       488,315.23        0.55      6.690          358        92.03      677
Quadruplex                                        1       154,348.76        0.17      7.550          357        85.00      768
Townhouse                                         1       125,913.90        0.14      7.910          359        88.73      708
------------------------------------------------------------------------------------------------------------------------------
Total:                                          554    89,535,331.62      100.00      7.239          342        85.92      646
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 4 of 6

POPULAR ABS 2005-5                                36 MONTH PREPAY TERMS; GROUP I
FRIEDMAN BILLINGS RAMSEY
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                                        Weighted      Average
                                                     Current     Pct by  Average       Stated    Weighted    Weighted
                                      # of         Principal       Curr    Gross    Remaining     Average     Average
Occupancy Type                       Loans           Balance   Prin Bal   Coupon         Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
Owner-Occupied                         516     84,142,930.34      93.98    7.212          341       86.51         645
Non-Owner Occupied                      38      5,392,401.28       6.02    7.655          353       76.70         666
---------------------------------------------------------------------------------------------------------------------
Total:                                 554     89,535,331.62     100.00    7.239          342       85.92         646
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                                        Weighted      Average
                                                     Current     Pct by  Average       Stated    Weighted    Weighted
                                      # of         Principal       Curr    Gross    Remaining     Average     Average
State                                Loans           Balance   Prin Bal   Coupon         Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
Florida                                 62     10,523,150.02      11.75    7.330          351       81.01         637
Michigan                                56      8,010,075.86       8.95    7.123          346       90.03         671
Ohio                                    53      7,386,361.15       8.25    7.041          319       93.14         666
Virginia                                33      5,832,282.61       6.51    6.935          340       84.44         657
Pennsylvania                            37      5,331,746.36       5.95    7.278          343       86.87         641
Tennessee                               34      5,153,215.55       5.76    6.931          309       89.37         661
California                              19      4,714,095.29       5.27    6.958          344       79.39         671
Arizona                                 24      4,255,761.11       4.75    7.223          338       79.74         634
New York                                13      3,932,936.98       4.39    7.004          352       81.60         619
Indiana                                 25      3,010,879.11       3.36    7.463          331       88.59         647
Georgia                                 22      2,895,484.58       3.23    7.599          343       86.10         621
Kentucky                                15      2,441,487.49       2.73    7.026          344       89.31         671
Massachusetts                            9      2,294,225.90       2.56    7.005          359       84.66         631
Illinois                                12      2,281,628.96       2.55    7.319          359       91.24         662
Maryland                                11      2,240,000.20       2.50    7.472          346       87.46         622
Missouri                                13      2,002,495.73       2.24    7.293          351       92.49         676
Colorado                                 8      1,728,633.60       1.93    7.279          359       85.09         680
South Carolina                           9      1,666,461.95       1.86    7.550          358       82.44         614
Arkansas                                12      1,279,718.43       1.43    7.942          321       81.92         592
Connecticut                              7      1,162,142.72       1.30    7.524          359       83.47         611
Washington                               7      1,142,896.44       1.28    7.372          358       84.73         634
Minnesota                                8      1,140,858.30       1.27    6.777          298       81.02         649
Nevada                                   3      1,020,348.07       1.14    8.132          359       79.00         596
Wisconsin                                6        914,851.12       1.02    7.084          332       90.72         663
Nebraska                                 7        840,911.53       0.94    7.695          333       95.96         661
Oregon                                   4        819,635.11       0.92    7.728          357       75.21         557
Texas                                    7        764,430.22       0.85    8.421          357       87.01         654
Rhode Island                             3        730,415.31       0.82    7.337          359       90.45         619
Kansas                                   6        709,490.06       0.79    7.694          337       89.57         645
Utah                                     4        538,521.73       0.60    7.091          358       86.60         659
Iowa                                     7        524,342.70       0.59    8.040          358       89.26         624
Oklahoma                                 5        507,954.38       0.57    8.055          359       82.42         595
New Jersey                               2        417,917.30       0.47    6.806          359       80.00         610
North Carolina                           2        387,256.04       0.43    7.473          356       93.59         689
Delaware                                 2        278,216.52       0.31    7.011          359       92.69         661
Alabama                                  3        262,508.68       0.29    8.114          358       88.08         595
Idaho                                    2        224,449.03       0.25    8.031          359       79.38         598
North Dakota                             1         97,940.63       0.11    8.500          359       84.85         525
New Mexico                               1         69,604.85       0.08    7.340          358       80.00         634
---------------------------------------------------------------------------------------------------------------------
Total:                                 554     89,535,331.62     100.00    7.239          342       85.92         646
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 10 MSA's: Detroit(5.50%),Phoenix-Mesa(3.90%),Norfolk-Virginia Beach-Newport News, VA-NC(2.93%),Cleveland-Lorain-Elyria(2.72%),Washington, DC-MD-VA-W
Top 3 Zip Code:  33414(0.93%),91501(0.80%),22193(0.78%)
Number of States: 39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gross Margin
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Minimum Interest rate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-5                                36 MONTH PREPAY TERMS; GROUP I
FRIEDMAN BILLINGS RAMSEY
================================================================================

--------------------------------------------------------------------------------
Maximum Interest Rate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Initial Periodic Rate Cap
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Subsequent Periodic Rate Cap
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 6 of 6